THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Subscribers Resident in British Columbia and Overseas)

TO: NETFONE, INC. (the "Company")
2113 Trafalgar Street
Vancouver, BC V6K 3S7

Purchase of Securities

1. Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, ________________ units at the price of US $0.05 per unit (the "Subscription Price") for the total purchase price of US$____________ (the "Subscription Proceeds"). Each unit shall consist of:

(a) one common share in the capital of the Company;

(b) one warrant to purchase one common share in the capital of the Company at the price of US$0.10 per share within one (1) year after the Closing Date (as hereinafter defined); and

(c) one warrant to purchase one common share in the capital of the Company at the price of US$0.20 per share within one (1) years after the Closing Date (as hereinafter defined).

(collectively called the "Securities")

On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Securities to the Subscriber.

Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Securities contemplated hereby is part a private placement of Securities having an aggregate subscription level of up to US$200,000 (the "Offering"). The Offering is not subject to any minimum aggregate subscription level.

2. INTERPRETATION

2.1 In this Agreement, unless the context or subject matter otherwise requires:

(a) "Agreement" means the agreement between the Company and the undersigned hereby constituted;

(b) "BC Act" means the Securities Act (British Columbia);

(c) "BC Commission" means the British Columbia Securities Commission;

(d) "Closing" has the meaning assigned in Section 0;

(e) "Closing Date" has the meaning assigned in Section 0;

(f) "U.S. Person" shall have the meaning ascribed thereto in Regulation S under the U.S. Securities and Exchange Act of 1933, and for the purpose of the Agreement includes any person in the United States.

(g) In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

2.2 Any reference to currency is to the currency of the United States unless otherwise indicated.

2.3 In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, "business day" means a day which is not Saturday or Sunday or a statutory holiday in British Columbia.

3. Payment

The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 90 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Securities have been issued to the Subscriber.

4. Documents Required from Subscriber

The Subscriber must complete, sign and return to the Company:

(a) an executed copy of this Subscription Agreement; and

(b) an executed copy of the Accredited Investor Questionnaire (if applicable), in the form attached as Exhibit A.

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

5. Closing

Closing of the offering of the Securities (the "Closing") shall occur on or about August 1 2004, or on such other date as may be determined by the Company (the "Closing Date").

The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

6. Acknowledgements of Subscriber

The Subscriber acknowledges and agrees that:

(a) there is no market for the Securities and that no market for the Securities may ever exist;

(b) if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(c) the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

(d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e) there is no government or other insurance covering the Securities;

(f) the securities of the Company cannot be transferred without the previous consent of the board of directors, expressed by resolution of the board, at the sole discretion of the directors;

(g) the Subscriber is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of the applicable securities laws and regulations (collectively, the "Legislation") in all jurisdictions relevant to this Subscription, and , as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under the Legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to the Legislation;

(h) in addition to any restrictions imposed pursuant to paragraph 6.1(e) above, any transfer, sale, resale or other subsequent disposition of the Securities may be subject to restrictions contained in the Legislation applicable to the holder of the Securities or to the proposed transferee, including, but not limited to, resale restrictions under the BC Act;

(i) the Company is not a reporting issuer in any province or territory of Canada and, accordingly, any applicable hold periods under the Legislation may never expire, and the Securities may be subject to restrictions on resale for any indefinite period of time;

(j) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(k) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(l) the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m) no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(n) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions; and

(o) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

7. Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(d) the Subscriber is not a U.S. Person;

(e) the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(f) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(g) the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(h) the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber's own account (except for the circumstances outlined in paragraph 0), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(j) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:

(i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined Multilateral Instrument 45-103 adopted by the BC Commission;

(m) the Subscriber is not aware of any advertisement of any of the Securities; and

(n) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

(o) the Subscriber is resident in British Columbia or Overseas and (check one or more of the following boxes):

(A)	is an "accredited investor" as that term is defined under Multilateral Instrument MI 45-103 (if so, fill out and sign Exhibit A)	[ ]
(B)	is a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company	[ ]
(C)	is a close personal friend of a director, senior officer or control person of the Company	[ ]
(D)	is a close business associate of a director, senior officer or control person of the Company	[ ]

(p) if the Subscriber has checked one or more of boxes B, C or D in paragraph 6.1 above, the director(s), senior officer(s), or control person(s) of the Company with whom the Subscriber has the relationship is :

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

8. Representations, Warranties and Covenants of the Company

8.1 The Company represents, warrants and covenants to the Subscriber, that as of the date of this Agreement:

(a) the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada;

(b) the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business;

(c) the Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

(d) all agreements by which the Company holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(e) the issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(f) this Agreement has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

(g) the Company is not a party to any action, suit or proceeding which could materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings have been threatened as at the date hereof; and

(h) prior to the Securities being issued, the Company will promptly notify the Subscriber of any material change in any representation or warranty of the Company set out herein.

9. Legending of Subject Securities

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

"Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) __________________, 2004, and (ii) the date the issuer became a reporting issuer in any province or territory

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10. Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

11. Governing Law

This Subscription Agreement is governed by the laws of the Province of British Columbia. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

12. Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

13. Assignment

This Subscription Agreement is not transferable or assignable.

14. Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15. Entire Agreement

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16. Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 8 and notices to the Company shall be directed to it at NetFone, Inc., 2113 Trafalgar Street, Vancouver, British Columbia, V6K 3S7, Attention: President, Fax No. (419) 793-1154.

17. Miscellaneous

17.1 The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Company in connection with the Private Placement.

17.2 Without limitation, this subscription and the transactions contemplated by this Agreement are conditional upon and subject to the Company's having obtained such regulatory approval of this subscription and the transactions contemplated by this Agreement as the Company considers necessary.

17.3 Time is of the essences of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

18. Counterparts and Electronic Means

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

19. Delivery Instructions

19.1 The Subscriber hereby directs the Company to deliver the Share Certificate to:

___________________________________________________________
(name)

___________________________________________________________
(address)

    The Subscriber hereby directs the Company to cause the Securities to be registered on the books of the Company as follows:

___________________________________________________________
(name)

___________________________________________________________
(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Number of Securities to be purchased at US$0.05 each:

________________________________________

Total purchase price: ___________________

________________________________________
(Name of Subscriber Please type or print)

________________________________________
(Signature and, if applicable, Office)

________________________________________
(Address of Subscriber)

________________________________________
(City, Province/State)

________________________________________
(Country, Postal Code)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by NetFone, Inc.

DATED at _______________________________, the____________ day of ______________________, 2004

NETFONE, INC.

Per:
Authorized Signatory

EXHIBIT A

MULTILATERAL INSTRUMENT 45-103

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure NetFone, Inc. (the "Company") that the undersigned (the "Subscriber") will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 ("MI 45-103"), as adopted by the securities regulators in Alberta, British Columbia, Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Prince Edward Island and Saskatchewan (each, a "local jurisdiction"), in respect of a proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2. the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in MI 45-103) indicated below (please check the appropriate box):

(a)     [ ]     a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b)

☐

the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

(c)

☐

an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

(d)

☐

a subsidiary of any person or company referred to in paragraphs 2(a) to 2(c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e)

☐

a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)

☐

an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph 2(e);

(g)

☐

the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;

(h)

☐

a municipality, public board or commission in Canada;

(i)

☐

a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(j)

☐

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(k)

☐

an individual who beneficially owns, or who together with a spouse beneficially owns, financial assets (defined in MI 45-103 to mean cash and securities) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

(l)

☐

an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding that net income level in the current year;

(m)

☐

a person or company, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 and, unless the person is an individual, that amount is shown on its most recently prepared financial statements;

(n)

☐

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

(o)

☐

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts;

(p)

☐

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully-managed account;

(q)

☐

a person or company trading as agent on behalf of a fully-managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

(r)

☐

a registered charity under the Income Tax Act (Canada) that, in regard to the Transaction, has obtained advice from an "eligible adviser" (as defined in MI 45-103) or other adviser registered to provide advice on the securities being traded;

(s)

☐

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs 2(a) through 2(e) and paragraph 2(j) in form and function; or

(t)

☐

a person or company in respect of which all of the owners of interests (except the voting securities required by law to be owned by directors), direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of ___________________, 2004.
If a Corporation, Partnership or Other Entity:	If an Individual:
_____________________________________ Print or Type Name of Entity	_____________________________________ Signature
_____________________________________ Signature of Authorized Signatory	_____________________________________ Print or Type Name
_____________________________________ Type of Entity